EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q (the “Report”) of Wescorp Energy Inc. (the “Company”) for the quarter ended March 31, 2007, each of the undersigned Doug Biles, the Chief Executive Officer of the Company, and Terry Mereniuk, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2007	/s/ Doug Biles
Doug Biles, Chief Executive Officer

Dated: August 14, 2007	/s/ Terry Mereniuk
Terry Mereniuk, Chief Financial Officer